Gain (loss) per share (Tables)	12 Months Ended
Sep. 30, 2022
Gain (loss) per share
Schedule of earnings and share data used in the basic and diluted gain (loss) per share computation

	Year Ended	Year Ended
	September 30,	September 30,
	2022	2021
Net income (loss)	$4,839	$(6,174)
Basic weighted average number of shares	33,647	30,438
Diluted weighted average number of shares	36,302	30,438
Total - Basic	$0.14	$(0.20)
Total - Diluted	$0.13	$(0.20)